UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Annovis Bio, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Annovis Bio, Inc.

101 Lindenwood Drive, Suite 225

Malvern, Pennsylvania 19355

NOTICE OF CHANGE OF DATED OF SPECIAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Annovis Bio, Inc. (the “Company”), originally scheduled for October 14, 2026 at 10:00 a.m. has been rescheduled to Tuesday, November 3, 2026 at 10:00 am. The reason for the postponement is to allow stockholders to receive the attached Supplement to the Proxy Statement originally filed with the Securities and Exchange Commission on September 11, 2026. As discussed in the Supplement, the Company has determined to amend Proposal No. 1 to only seek approval of an increase in the number of authorized shares of common stock rather than an increase in the number of common stock and preferred stock. As a result of this change and a recent change in Delaware law, the vote required to approve Proposal No. 1 has changed and brokers will now have discretionary authority to vote on behalf of “street name” holders if such holders fail to direct the voting themselves.

The Special Meeting will be held telephonically as follows:

Telephone number: +1 813-308-9980

Passcode: 173547

The record date of September 4, 2026 remains unchanged. Only stockholders of record as of the close of business on that date are entitled to notice of, and to vote at, the Special Meeting.

Except as set forth in the attached Supplement (which should be read together with the Proxy Statement dated September 11, 2026), no changes have been made to the proposals.

PROXIES PREVIOUSLY SUBMITTED WILL BE VOTED AS DIRECTED THEREON AT THE SPECIAL MEETING. UNLESS YOU HAVE NOT VOTED, OR WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO SUBMIT A NEW PROXY.

By Order of the Board of Directors,
/s/ Maria Maccecchini
Maria Maccecchini,
President and Chief Executive Officer

Malvern, Pennsylvania

October 7, 2026

ANNOVIS BIO, INC.

SUPPLEMENT TO PROXY STATEMENT DATED SEPTEMBER 11, 2026

FOR THE

SPECIAL MEETING OF STOCKHOLDERS

To Be Held November 3, 2026

This Supplement supplements and amends the Proxy Statement dated September 11, 2026, as filed with the Securities and Exchange Commission and mailed to stockholders of Annovis Bio, Inc. (the “Company”) in connection with its upcoming Special Meeting of Stockholders that was originally scheduled to be held on October 14, 2026 but has been postponed to November 3, 2026, at 10:00 a.m.

The purpose of this Supplement is : (1) to announce the new meeting date; (2) to correct the vote required to approve Proposal No. 1 in the Proxy Statement; (3) to clarify that brokers do have discretionary authority with respect to Proposal No. 1; and (4) to delete the language in Proposal No. 1 and the proposed amendment that would have increased the number of authorized shares of preferred stock.

The corrections to the existing disclosures in the Proxy Statement are set forth below. Capitalized terms used but not defined in this Supplement have the meanings ascribed to them in the Proxy Statement. Other than as set forth below, no changes have been made to the Proxy Statement, and it continues to be in full force and effect as originally filed with the SEC. The Company continues to seek the vote of Company stockholders on each of the proposals (as amended herein) to be voted on at the Special Meeting as recommended by the Company’s board of directors in the original filing. If you have previously voted by proxy and do not wish to change your vote, you do not need to execute a new proxy. Proxies previously submitted on Proposal 1 will be voted as indicated on the proxy on Proposal 1, as amended.

From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented by this Supplement. This Supplement should be read in conjunction with the Proxy Statement and the other proxy materials previously made available to stockholders in connection with the Special Meeting. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement.

BACKGROUND

Proposal No. 1 seeks stockholder approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized but unissued shares of Common Stock from 70,000,000 to 140,000,000 and the number of authorized shares of Preferred Stock from 2,000,000 to 10,000,000. Subsequent to the preparation and mailing of the original Proxy Statement, it was determined that the vote required to approve Proposal 1 was incorrectly stated. In the Proxy Statement, it states that the vote required to approve the amendment was a majority of the shares outstanding although, as discussed more fully below, as a result of a very recent change in the Delaware General Corporation Law (“DGCL”), the standard applicable to the Company has changed. The impact of an August 2026 amendment to the DGCL was to cure an ambiguity that affected Delaware corporations, such as the Company, which included language in their certificate of incorporation stating that Section 242(b) of the DGCL would not apply to them. Although Section 242 was amended in 2025 to lower the required standard to approve certain charter amendments including to increase the number of authorized shares, the 2025 amendment stated that it did not apply if the charter included a provision requiring a higher voting standard. The statute was not clear whether the the 242(b) opt-out language was such a provision and resulted in litigation when companies attempted to use the lesser standard. To create clarity, in August 2026 Section 242(d)(2) was added to the DGCL explicitly stating that, notwithstanding a statement that said Section 242(b) was not applicable, unless the charter also specified that Section 242 (d)(1) and/or (2) did not apply the corporation, Delaware corporations such as the Company that included the Section 242(b) exclusion language could amend their charter to increase or decrease the number of authorized shares if:

•	the class of securities impacted is listed on a national securities exchange and meets the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective,

•	at a meeting called in accordance with paragraph (b)(1) of Section 242(b), a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment.

As the Company meets the above criteria, with respect to its common stock, a proposal to increase the number of authorized shares of common stock requires the approval of a majority of the votes cast rather than a majority of the shares outstanding.

Proposal No. 1 in the Proxy Statement would have also increased the number of authorized shares of preferred stock. There are no shares of preferred stock outstanding and the preferred stock is not registered on a national securities exchange and therefore an amendment to increase the number of authorized shares of preferred stock would require the approval of a majority of the shares outstanding thereby potentially making two different approval standards applicable to one proposal. In order to resolve this, the Company has decided to seek approval of only an increase in the number of authorized shares of Common Stock.

We have also been informed that brokers will have discretionary authority with respect to Proposal No. 1.

REVISIONS TO THE PROXY STATEMENT

Your Vote is Important

The last sentence of this section has been amended to read as follows:

“If you fail to specify your voting instructions on Proposal 2, your shars will not be voted on this matter due to rules applicable to broker voting, or we may incur additional costs to solicit votes.”

Questions and Answers About the Proxy Materials and Our Special Meeting

The answer to the seventh Question and Answer (“How do I vote my shares?) is revised to change the deadline for internet and telephone voting to November 2, 2026 at 11:59 PM.

The first sentence of the answer to the ninth Question and Answer (“What is the effect if I fail to give voting instructions to my broker or other nominee?) has been amended as follows to clarify that brokers will have discretionary authority with respect to Proposal 1:

“If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for Proposal 2 in order for your shares to be counted.”

The penultimate sentence of the second paragraph of this same Question and Answer is revised to read as follows:

“Brokers, banks or other nominees will have this discretionary authority with respect certain routine matters which includes Proposal 1; however, they will not have this discretionary authority with respect to non-routine matters, including Proposal 2.”

The answer to the twelfth Question and Answer (“What vote is required to approve each proposal?”) on page 4 of the Proxy Statement is amended to provide that Proposal No. 1 – Amendment to the Amended and Restated Certificate of Incorporation will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will have no impact and to state that brokers do have discretionary voting authority with respect to this proposal.

A new Question and Answer is added as follows:

“Q:           I have previously voted by proxy. Do I need to do anything?

A:             No, unless you wish to change your vote, previously-submitted proxies on Proposal 1 will be voted on the amended proposal as indicated on the proxy. You do not need to submit a new proxy.

Proposal 1: Share Increase Amendment

The Introduction is amended and restated in its entirety as follows to remove references to an increase in authorized preferred shares:

“Introduction

Our Amended and Restated Certificate of Incorporation, as amended (the “Amended Certificate”), currently authorizes the issuance of up to 70,000,000 shares of Common Stock with a par value of $0.0001 per share (the “Common Stock”), and 2,000,000 shares are Preferred Stock with a par value of $0.0001 per share (the “Preferred Stock”). Our board of directors has approved an amendment to the Amended Certificate to increase the number of authorized shares of Common Stock from 70,000,000 to 140,000,000 shares (the “Share Increase Amendment”).

The proposed Share Increase Amendment to our Amended Certificate will be effected by amending Article 4(A) thereof to read in full as follows:

“A. Classes of Stock. The aggregate number of shares of stock that the Corporation shall have the authority to issue is 142,000,000, of which 140,000,000 shares are Common Stock with a par value of $0.0001 per share (the “Common Stock”), and 2,000,000 shares are Preferred Stock with a par value of $0.0001 per share (the “Preferred Stock”).”

A copy of the proposed Share Increase Amendment to our Amended Certificate is set forth in Annex A attached to this Proxy Statement.”

The first paragraph of the section entitled “Reasons for the Share Increase Amendment” is amended and restated in its entirety as follows to remove references to an increase in authorized preferred shares:

“The Board of Directors determined that the Share Increase Amendment is in the best interests of the Company and unanimously recommends approval by the stockholders. The Board of Directors believes that the availability of additional authorized shares of Common Stock is required for several reasons including, but not limited to, the assurance that there are a sufficient number of authorized shares of Common Stock reserved for issuance (including, without limitation, for the exercise of outstanding warrants and stock options), the additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board of Directors may determine to be desirable including, without limitation, raising additional capital, which is needed to fund our ongoing clinical trials, future clinical trials and other clinical and nonclinical research programs; making long-term equity incentive awards under our equity compensation plans; retaining key employees, executive officers and directors, investment opportunities, acquisitions, distributions, stock splits and other purposes. The Board of Directors believes that additional authorized shares of Common Stock will enable us to take timely advantage of market conditions and favorable financing opportunities that may become available to us without the delay and expense associated with convening a special meeting of our stockholders. At this time, the increase in authorized shares of the Company’s Common Stock is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business combination transaction.”

The section entitled “Rights of Additional Authorized Shares” is amended and restated in its entirety as follows to remove references to an increase in authorized preferred shares:

“Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The Share Increase Amendment will not alter the voting powers or relative rights of the Common Stock.”

The section entitled “Vote Required” is amended and restated in its entirety to read as follows:

“A quorum being present, Proposal 1 is approved if the votes cast for approval exceed the votes cast against Proposal 1. Abstentions and broker non-votes have no impact on the proposal.”

The Resolution set forth on Annex A to the Proxy Statement is hereby amended in its entirety to read as follows:

“RESOLVED, that Section A of Article 4 of the Certificate is hereby amended to read in its entirety as follows:

“A. Classes of Stock. The aggregate number of shares of stock that the Corporation shall have the authority to issue is 142,000,000, of which 140,000,000 shares are Common Stock with a par value of $0.0001 per share (the “Common Stock”), and 2,000,000 shares are Preferred Stock with a par value of $0.0001 per share (the “Preferred Stock”).”

ADDITIONAL INFORMATION

Your vote is important regardless of the number of shares you own. If you have already submitted a proxy and voted your shares and you do not wish to change your vote, you do not need to take any further action unless you wish to change your vote.

If you have note voted your shares, or you wish to change your vote, and you are a stockholder of record as of September 4, 2026, the record date for the Special Meeting, you may do so by following the instructions on page 2 of the Proxy Statement under the question entitled “How do I vote my shares?” If you have any questions, please contact our proxy solicitor at:

Advantage Proxy, Inc.

P.O. Box 10904

Des Moines, WA 98909

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

ANNOVIS BIO, INC. Mr AB Sample PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or telephone. Vote Your Proxy on the Internet: Go to _______________________________ Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call ______________________ Use any touch-tone telephone to vote Sample Street your proxy. Have your proxy card available when you Sample Town Sampleshire, XXX XXX As a stockholder of Annovis Bio, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by October 13, 2026 at 11:59 PM ET. ဘ call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. CONTROL NUMBER ဘ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ANNOVIS BIO, INC. SPECIAL MEETING OF STOCKHOLDERS TUESDAY, NOVEMBER 3, 2026 at 10:00A.M., EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ANNOVIS BIO, INC. The stockholder(s) hereby appoint(s) Michael Hoffman, Maria Maccecchini, Claudine Bruck, Reid McCarthy and Mark White, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Annovis Bio, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. EDT on November 3, 2026, and any adjournment or postponement thereof. The Special Meeting o Stockholders will be held virtually. Stockholders will be able to listen during the virtual meeting. Mr AB Sample This proxy, when properly executed, will be voted in the Sample Street Sample Town Sampleshire, XXX XXX CONTROL NUMBER manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature_____________________________________________________ Date_________________________________________________________ Title__________________________________________________________ Address Change: (If you noted any Address Changes above, please mark box.) Signature (Joint Owners)______________________________________ NOTE: Please sign exactly as name(s) appear(s) hereon. When signing asattorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on November 3, 2026: The Proxy Statement is available at: www.eqproxyportal.com/23312/special Your Board of Directors recommends a vote “FOR” Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3. 1. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 70,000,000 to 140,000,000. For Against Abstain 2. To ratify the approval of an amendment (as previously presented to the Company’s 2026 Annual Meeting) to the Company’s Option Plan to increase the number of authorized shares under the Option Plan For Against Abstain 3. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies. For Ag ainst Abstain